UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 15, 2022

AWARE, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	000-21129	04-2911026
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Middlesex Turnpike, Bedford, MA, 01730

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (781) 276-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $.01 per share	AWRE	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On July 15, 2022, Aware, Inc. (“Aware”) notified Robert Mungovan, its Chief Commercial Officer, that as part of a realignment of its commercial organization, Aware plans to eliminate the position of Chief Commercial Officer effective as of August 31, 2022. Aware intends to transition the leadership of its commercial organization to a Chief Revenue Officer.

Also on July 15, 2022, Mr. Mungovan and Aware entered into an amendment (the “Amendment”) to Mr. Mungovan’s existing employment agreement dated October 1, 2019 (the “Employment Agreement”). Pursuant to the Amendment, Mr. Mungovan’s employment by Aware will continue until August 31, 2022, during which time Mr. Mungovan will continue to perform executive-level functions and will assist Aware in transitioning his position to the new Chief Revenue Officer. Unless Mr. Mungovan’s employment by Aware is terminated by Aware for Cause (as defined in the Employment Agreement) or by Mr. Mungovan other than for Good Reason (as defined in the Employment Agreement), in either case prior to August 31, 2022, and subject to Mr. Mungovan’s execution and delivery of a noncompetition agreement and a release in the forms attached to the Employment Agreement, the Company will continue to pay Mr. Mungovan’s base salary for a period of twelve months beginning on September 1, 2022.

The foregoing summary of the Amendment is qualified in its entirety by reference to the Amendment, which is filed herewith as Exhibit 10.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

The following exhibits are filed or furnished, as applicable, with this Current Report on Form 8-K.

Exhibit Number	Exhibit

10.1	Amendment to Employment Agreement dated as of July 15, 2022, by and between Aware, Inc. and Robert Mungovan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AWARE, INC.

Dated: July 20, 2022	By:	/s/ David B. Barcelo
David B. Barcelo
Chief Financial Officer